SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Municipal Securities Trust's annual report for the period ended May 31, 2001. The year under review showed clear signs of decelerating economic growth. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, fell steadily in the last quarter of 2000 to a slow, 1.0% annualized pace, then increased to a 1.2% annual rate by the first quarter of 2001. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half of the year as personal consumption, trade and business expansion waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during the reporting period, edged up to 4.4% by May 2001.(1) Noting these circumstances, in December 2000 the Fed signaled for the first time in two years that recession,


1.   Source: Bureau of Labor Statistics, 6/14/01.



CONTENTS

Shareholder Letter .......................................................     1

Special Feature:

 Making Sense of Dividends ...............................................     6

Fund Reports

 Franklin California High Yield Municipal Fund ...........................    12

 Franklin Tennessee Municipal Bond Fund ..................................    24

Municipal Bond Ratings ...................................................    31

Financial Highlights & Statements of Investments .........................    34

Financial Statements .....................................................    47

Notes to Financial Statements ............................................    51

Independent Auditors' Report .............................................    57

Tax Designation ..........................................................    58



FUND CATEGORY
[PYRAMID GRAPHIC]

"Municipal bond market performance was quite strong during the reporting period."


rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and on five separate occasions cut the federal funds target rate one-half percent, lowering it to 4.00% by May 31, 2001.

Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise. Overall, the yield on the 30-year Treasury bond fell from 6.01% at the beginning of the reporting period, to 5.75% on May 31, 2001, and the 10-year Treasury note declined from 6.27% to 5.38%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.13% to 5.42% for the same period.(2)

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt, the nation's municipal bond supply





2. Source: The Bond Buyer, 6/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(3) Compounding the drop in new-issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes during the year under review. However, it is rare for the bond markets to experience such strong price returns over successive years. Long-term municipal bonds, as measured by the Lehman Brothers Municipal Bond Index, have had a 7.7% average annual total return over the past 10 years and most of the return is a result of the income contribution, not price appreciation.(4) Historically, equities have been the strongest investments for achieving price appreciation, while bonds provided lower volatility, and municipal bonds provided the highest after-tax total return for fixed income investors.(5) We do not expect these relationships to change over the long term. Although these asset classes may experience periods of extreme over- and under-performance, over the long term, each broad investment category achieves its primary objectives.

As the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 103% of a comparable Treasury bond's yield. Historically, this



3.   Source: The Bond Buyer, 1/2/01.
4. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.
5.   Sources: Standard & Poor's Micropal; Lehman Brothers.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary of each Fund's report.

* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.




ratio is about 90%.(2) Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we view the municipal bond market positively. We saw an increase in demand over the past two quarters, which contributed to solid performance over the one-year reporting period. Demand increased due to the favorable interest rate environment in 2000, as well as unfavorable equity market performance. We saw investors shift from a heavy focus on growth to a more traditional, diversified portfolio of stocks, bonds and cash, as an investment strategy. Although we experienced a U.S. economic slowdown, state and local government finances through the period were very strong, allowing them greater financial flexibility in times of slower growth. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long-term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. Overall, we believe our professionally managed portfolios can provide investors with high credit quality, and valuable tax-free income, for the long term.

Sincerely,



/s/ C B Johnson

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust



/s/ Sheila Amoroso

Sheila Amoroso




/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department

SPECIAL FEATURE
MAKING SENSE OF DIVIDENDS


Q&A


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.





              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
                       NOT PART OF THE SHAREHOLDER REPORT
6

    As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

    Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

    Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

* Alternative minimum taxes may apply.




                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

    Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

    Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.





                       NOT PART OF THE SHAREHOLDER REPORT
8

Q.  WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

    Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.





                       NOT PART OF THE SHAREHOLDER REPORT

    Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


      MONTHLY YIELDS OF BOND BUYER 40


           Date              BondBuyer 40 Yields
          Jan 85                  10.35%
          Feb 85                  10.20%
          Mar 85                  10.01%
          Apr 85                   9.50%
          May 85                   9.43%
          Jun 85                   9.40%
          Jul 85                   9.45%
          Aug 85                   9.80%
          Sep 85                   9.49%
          Oct 85                   9.24%
          Nov 85                   8.92%
          Dec 85                   8.48%
          Jan 86                   8.04%
          Feb 86                   7.82%
          Mar 86                   7.92%
          Apr 86                   8.14%
          May 86                   7.90%
          Jun 86                   7.96%
          Jul 86                   7.88%
          Aug 86                   7.41%
          Sep 86                   7.56%
          Oct 86                   7.36%
          Nov 86                   7.19%
          Dec 86                   7.18%
          Jan 87                   7.11%
          Feb 87                   7.05%
          Mar 87                   7.18%
          Apr 87                   8.10%
          May 87                   8.29%
          Jun 87                   8.19%
          Jul 87                   8.17%
          Aug 87                   8.16%
          Sep 87                   8.87%
          Oct 87                   8.72%
          Nov 87                   8.62%
          Dec 87                   8.40%
          Jan 88                   7.97%
          Feb 88                   7.85%
          Mar 88                   8.17%
          Apr 88                   8.17%
          May 88                   8.20%
          Jun 88                   8.04%
          Jul 88                   8.05%
          Aug 88                   8.11%
          Sep 88                   7.89%
          Oct 88                   7.73%
          Nov 88                   7.90%
          Dec 88                   7.74%
          Jan 89                   7.66%
          Feb 89                   7.73%
          Mar 89                   7.79%
          Apr 89                   7.58%
          May 89                   7.46%
          Jun 89                   7.29%
          Jul 89                   7.16%
          Aug 89                   7.36%
          Sep 89                   7.47%
          Oct 89                   7.38%
          Nov 89                   7.24%
          Dec 89                   7.25%
          Jan 90                   7.45%
          Feb 90                   7.40%
          Mar 90                   7.52%
          Apr 90                   7.74%
          May 90                   7.53%
          Jun 90                   7.50%
          Jul 90                   7.35%
          Aug 90                   7.64%
          Sep 90                   7.79%
          Oct 90                   7.71%
          Nov 90                   7.47%
          Dec 90                   7.47%
          Jan 91                   7.39%
          Feb 91                   7.36%
          Mar 91                   7.34%
          Apr 91                   7.26%
          May 91                   7.21%
          Jun 91                   7.21%
          Jul 91                   7.11%
          Aug 91                   6.97%
          Sep 91                   6.89%
          Oct 91                   6.85%
          Nov 91                   6.90%
          Dec 91                   6.66%
          Jan 92                   6.72%
          Feb 92                   6.76%
          Mar 92                   6.76%
          Apr 92                   6.74%
          May 92                   6.63%
          Jun 92                   6.49%
          Jul 92                   6.19%
          Aug 92                   6.35%
          Sep 92                   6.39%
          Oct 92                   6.68%
          Nov 92                   6.42%
          Dec 92                   6.39%
          Jan 93                   6.31%
          Feb 93                   6.01%
          Mar 93                   6.04%
          Apr 93                   5.96%
          May 93                   5.89%
          Jun 93                   5.76%
          Jul 93                   5.78%
          Aug 93                   5.60%
          Sep 93                   5.47%
          Oct 93                   5.48%
          Nov 93                   5.65%
          Dec 93                   5.52%
          Jan 94                   5.45%
          Feb 94                   5.77%
          Mar 94                   6.36%
          Apr 94                   6.37%
          May 94                   6.40%
          Jun 94                   6.47%
          Jul 94                   6.33%
          Aug 94                   6.36%
          Sep 94                   6.58%
          Oct 94                   6.85%
          Nov 94                   7.16%
          Dec 94                   6.92%
          Jan 95                   6.66%
          Feb 95                   6.42%
          Mar 95                   6.37%
          Apr 95                   6.35%
          May 95                   6.10%
          Jun 95                   6.28%
          Jul 95                   6.19%
          Aug 95                   6.11%
          Sep 95                   6.07%
          Oct 95                   5.91%
          Nov 95                   5.74%
          Dec 95                   5.56%
          Jan 96                   5.57%
          Feb 96                   5.71%
          Mar 96                   5.96%
          Apr 96                   6.05%
          May 96                   6.09%
          Jun 96                   6.01%
          Jul 96                   5.98%
          Aug 96                   6.02%
          Sep 96                   5.89%
          Oct 96                   5.83%
          Nov 96                   5.66%
          Dec 96                   5.72%
          Jan 97                   5.82%
          Feb 97                   5.76%
          Mar 97                   5.95%
          Apr 97                   5.89%
          May 97                   5.74%
          Jun 97                   5.69%
          Jul 97                   5.40%
          Aug 97                   5.55%
          Sep 97                   5.47%
          Oct 97                   5.40%
          Nov 97                   5.36%
          Dec 97                   5.25%
          Jan 98                   5.19%
          Feb 98                   5.24%
          Mar 98                   5.27%
          Apr 98                   5.39%
          May 98                   5.22%
          Jun 98                   5.22%
          Jul 98                   5.26%
          Aug 98                   5.11%
          Sep 98                   4.99%
          Oct 98                   5.13%
          Nov 98                   5.10%
          Dec 98                   5.16%
          Jan 99                   5.09%
          Feb 99                   5.17%
          Mar 99                   5.23%
          Apr 99                   5.28%
          May 99                   5.37%
          Jun 99                   5.53%
          Jul 99                   5.59%
          Aug 99                   5.78%
          Sep 99                   5.89%
          Oct 99                   6.08%
          Nov 99                   6.12%
          Dec 99                   6.22%
          Jan 00                   6.31%
          Feb 00                   6.17%
          Mar 00                   5.94%
          Apr 00                   6.00%
          May 00                   6.13%
          Jun 00                   5.91%
          Jul 00                   5.79%
          Aug 00                   5.72%
          Sep 00                   5.82%
          Oct 00                   5.74%
          Nov 00                   5.75%
          Dec 00                   5.47%
          Jan 01                   5.45%
          Feb 01                   5.40%
          Mar 01                   5.30%
          Apr 01                   5.49%
          May 01                   5.42%

Source: S&P Micropal (Bond Buyer 40, as of 5/31/01).
One cannot invest in an index; indexes are unmanaged.



                       NOT PART OF THE SHAREHOLDER REPORT
10

Q.  WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

    While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

    In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.





                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND


CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
5/31/01


[PIE GRAPH]

AAA                         8.1%
AA                          2.5%
A                           6.9%
BBB                        37.9%
Below Investment Grade     44.6%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)
--------------------------------------------------------------------------------


STATE UPDATE

During the year under review, California's economy showed growth and strength despite facing adversity from its power crisis. The state's economy reported growth in every major sector. The services sector accounted for nearly half of the 440,000 jobs created in 2000, while the government sector contributed with expansion in public school employment. By May 2001, the state unemployment rate reached 4.9%, just slightly above the 4.4% national rate.(2)

Growing demand for energy resulted in skyrocketing costs for this increasingly valuable commodity. Initially, deregulation laws passed in 1996 prevented investor-owned utilities from raising



1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.
2.  Source: Bureau of Labor Statistics, 6/19/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 37.

consumer rates to cover the increased cost of power. By January 2001, however, the state was forced to step in to address the electricity crisis. Governor Gray Davis signed an emergency proclamation giving the state government the ability to purchase electricity at fluctuating short-term and spot wholesale prices for resale to retail customers of the investor-owned utilities. By May 2001, the state's general fund cash advances for power purchases totaled approximately $4 billion.(3)

In consideration of increasing energy costs and a slowing national economy's potential effects on California, the fiscal year 2002 budget proposal contained conservative estimates for General Fund revenue growth of a modest 3.3%. Anticipating a 3.5% growth rate in personal income tax collections, projections were well below the state's more than 9% growth rate anticipated in 2000.(4)

The state continued to build for unforeseen expenditures with its Rainy Day Fund, which reached $7.2 billion at the conclusion of fiscal year 2000, roughly $6.3 billion above the budget target. Declining debt issuance for prison construction should also contribute to improving California's debt ratios. Relative to the rest of the nation, the state ranked 19th in net tax-supported debt per capita and 22nd in debt as a percentage of personal income.(4)

During the 12 months under review, both Moody's(R) and Standard & Poor's(R), two independent credit rating agencies, raised and



3. Source: Moody's Investors Service, 5/15/01. This does not indicate Moody's rating of the Fund.

4.  Source: Moody's Investors Service, 2/26/01.

then lowered California's General Obligation (GO) bonds' credit rating. In September 2000, Moody's raised its rating from Aa3 to Aa2, and Standard & Poor's upgraded the rating from AA- to AA.(5) In April 2001, Standard & Poor's lowered their AA rating to A+, citing uncertainty surrounding the energy crisis and its potential effects on the state's economy.(6) However, Standard & Poor's also asserted that while the state's repayment ability has been reduced by recent power expenditures, its budget should be adequate to pay the debt. In May 2001, Moody's also downgraded the state's credit rating, to Aa3 from Aa2.(3) It is important to note that California bonds, even with recent credit rating adjustments, continue to be rated investment grade.

Although the state has some considerable financial problems, we believe it also has the resources to solve them. The state's baseline economic growth prospects remain very strong. Improved business diversity, a vibrant export sector and a concentration of high-growth, knowledge-based industries are all factors contributing to California's robust economy. The state's historically high cash balances and budget reserves all contribute to the expectation that it will outperform the nation in the medium term. Several factors could temper California's credit strength: a relatively inflexible budget structure, potentially volatile revenue structure during periods of economic weakening, the lack of a



5. Sources: Moody's Investors Service, 9/7/00; Standard & Poor's, 9/7/00. This does not indicate Moody's or Standard & Poor's rating of the Fund.

6. Source: Standard & Poor's, 4/24/01. This does not indicate Standard & Poor's rating of the Fund.

formal mid-year spending adjustment mechanism and the negative impact a stock market correction could have on capital gains tax collection. California's power crisis, combined with weakening economies around the world, in particular with trading partner Japan, impacted the state's economy more than the rest of the world's. However, a decade of expansion and growth, combined with planned long-term energy financing, should enable the state to maintain its investment-grade credit outlook.

PORTFOLIO NOTES
During the period under review, high yield municipal bond funds performed, on average, below their investment-grade counterparts. Widening credit spreads, or yield differences, between higher- and lower-rated credits contributed to their relative underperformance within the high yield market. In 1998, we found yield spreads between AAA-rated and non-rated bonds to be as low as 0.50%. Yet in early 2001, the majority of spreads ranged between 1.5% and 2.0%.(7) Wider spreads were due primarily to deterioration in a few sectors of the high yield municipal bond market, most notably health care, project finance and corporate-related debt.

Fortunately, the high yield market fallout also created many opportunities for us to find higher quality, non-rated bonds at


PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
5/31/01

                                              % OF TOTAL
                                               LONG-TERM
                                              INVESTMENTS
---------------------------------------------------------
Tax-Supported                                    48.1%

Transportation                                   13.6%

Hospital & Health Care                           10.0%

Utilities                                         7.1%

Other Revenue                                     6.5%

Prerefunded                                       5.8%

Subject to Government Appropriations              4.5%

Housing                                           2.2%

Corporate-Backed                                  1.1%

Higher Education                                  0.9%

General Obligation                                0.2%





7.  Source: The Bond Buyer, 6/1/01.

very attractive yields. With wider yield spreads, we believe the traditional, more essential sectors, such as transportation and land-secured bonds, offer very attractive returns. Within this environment, Franklin California High Yield Municipal Bond Fund's Class A share price, as measured by net asset value, rose to $9.95 on May 31, 2001, from $9.52 on May 31, 2000.

The lower credit ratings assigned to California GO bonds should have little, if any, impact on Franklin California High Yield Municipal Fund. The Fund's exposure to the bonds in question is only a small portion of the portfolio, as the Fund's exposure to California GO bonds was less than 0.01% of total long-term investments on May 31, 2001.

With Franklin's presence in the municipal bond market, the Fund has a distinct advantage in structuring and controlling issues to fit its needs. Most dealers, underwriters and issuers know and trust Franklin and will come to us to assist them in structuring and pricing new issues, giving the Fund the ability to help define the marketplace's characteristics. Our size, research and experience in the municipal arena allow us to be very selective. An example of our influence was seen in a non-rated Richmond assessment district bond that we recently purchased. It was a $12 million deal issued to fund infrastructure improvements for a small, 650-unit development in Richmond, California. Our relationship with the developer, SCS Development Company, enabled us to have an exclusive look at the entire issue. The city, the underwriter and the developer all worked with Franklin to structure a deal that would be fair to all parties. In return, we were able to purchase all the bonds at 7.20%. To date, over 25% of the homes in the assessment district have been built and sold at prices significantly higher than projected. Our influence in the municipal bond market allowed us to construct a deal that was at a very attractive yield and thus, advantageous for our shareholders.

Historically, municipal bonds as an asset class are second only to stocks in after-tax returns, and have the benefit of low volatility.(8) At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment. On May 31, 2001, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.42%, while the 10-year U.S. Treasury note yielded 5.38%, resulting in a municipal bond-to-Treasury yield ratio of 111%, higher than the 93% historical average.(9) The Performance Summary beginning on page 20 shows the Fund's Class A shares' distribution rate was 5.49%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $10.39 on May 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 45.22% would need to earn 10.02% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.



8.  Sources: Standard & Poor's Micropal; Lehman Brothers.

9. Source: The Bond Buyer, 6/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/00 - 5/31/01

                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A        CLASS B         CLASS C
--------------------------------------------------------------------------------
June                                  4.70 cents     4.22 cents      4.25 cents

July                                  4.70 cents     4.22 cents      4.25 cents

August                                4.70 cents     4.22 cents      4.25 cents

September                             4.70 cents     4.25 cents      4.25 cents

October                               4.70 cents     4.25 cents      4.25 cents

November                              4.70 cents     4.25 cents      4.25 cents

December                              4.75 cents     4.28 cents      4.28 cents

January                               4.75 cents     4.28 cents      4.28 cents

February                              4.75 cents     4.28 cents      4.28 cents

March                                 4.75 cents     4.26 cents      4.29 cents

April                                 4.75 cents     4.26 cents      4.29 cents

May                                   4.75 cents     4.26 cents      4.29 cents
--------------------------------------------------------------------------------

TOTAL                                56.70 CENTS    51.03 CENTS     51.21 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.



Looking ahead, we believe the steady demand for new-issue municipal bonds could improve municipal bond fund performance for the remainder of 2001. Continued corporate earnings pressure and the historically high stock market volatility seen in the first quarter of 2001 underscores the benefit of being a share-holder in one of Franklin's large, broadly diversified and well-managed municipal bond funds. We believe municipal bonds offer stability, and we expect continued demand for them as investors seek broadened asset allocation strategies. With economic growth slowing and the Fed expected to continue interest rate cuts, it will be important to watch how manufacturing weakness will impact the unemployment rate, which in turn impacts consumer spending and confidence. Additionally, rising productivity and growing inventory could dampen inflation and improve bond market performance. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 5/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE         5/31/01       5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.43          $9.95         $9.52
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                             $0.5670

CLASS B                                     CHANGE         5/31/01       5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.44          $9.98         $9.54
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                             $0.5103

CLASS C                                     CHANGE         5/31/01       5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.43          $9.98         $9.55
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                             $0.5121

PERFORMANCE


                                                                       INCEPTION
CLASS A                                           1-YEAR     5-YEAR     (5/3/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +10.61%    +35.48%    +60.46%

Average Annual Total Return(2)                     +5.94%     +5.33%     +5.46%

Avg. Ann. Total Return (6/30/01)(3)                +5.07%     +4.25%     +5.49%


Distribution Rate(4)                       5.49%

Taxable Equivalent Distribution Rate(5)   10.02%

30-Day Standardized Yield(6)               5.33%

Taxable Equivalent Yield(5)                9.73%

                                                                       INCEPTION
CLASS B                                                 1-YEAR          (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +10.08%         +14.48%

Average Annual Total Return(2)                           +6.08%          +7.77%

Avg. Ann. Total Return (6/30/01)(3)                      +5.35%          +7.86%


Distribution Rate(4)                          5.17%

Taxable Equivalent Distribution Rate(5)       9.44%

30-Day Standardized Yield(6)                  5.09%

Taxable Equivalent Yield(5)                   9.29%

                                                                       INCEPTION
CLASS C                                           1-YEAR     5-YEAR     (5/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +9.98%     +31.99%     +32.70%

Average Annual Total Return(2)                    +7.85%      +5.49%      +5.51%

Avg. Ann. Total Return (6/30/01)(3)               +7.04%      +5.12%      +5.55%


Distribution Rate(4)                      5.13%

Taxable Equivalent Distribution Rate(5)   9.36%

30-Day Standardized Yield(6)              4.97%

Taxable Equivalent Yield(5)               9.07%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 5/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +5.94%

5-Year                                                                   +5.33%

Since Inception (5/3/93)                                                 +5.46%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +6.08%

Since Inception (2/1/00)                                                 +7.77%



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

[PLOTPOINTS FOR CLASS A RETURN]

   Date                Franklin California High Yield Municipal     Lehman Brothers Municipal       CPI(7)
                                      Fund-Class A                        Bond Index(7)
05/03/1993                 $9,579                                    $10,000                      $10,000
05/31/1993                 $9,550                   0.51%            $10,051            0.13%     $10,013
06/30/1993                 $9,713                   1.67%            $10,218            0.14%     $10,027
07/31/1993                 $9,703                   0.13%            $10,232            0.00%     $10,027
08/31/1993                 $9,909                   2.08%            $10,445            0.28%     $10,055
09/30/1993                $10,059                   1.14%            $10,564            0.21%     $10,076
10/31/1993                $10,092                   0.19%            $10,584            0.41%     $10,117
11/30/1993                $10,039                  -0.88%            $10,491            0.07%     $10,124
12/31/1993                $10,223                   2.11%            $10,712            0.00%     $10,124
01/31/1994                $10,346                   1.14%            $10,834            0.27%     $10,152
02/28/1994                $10,183                  -2.59%            $10,553            0.34%     $10,186
03/31/1994                 $9,726                  -4.07%            $10,124            0.34%     $10,221
04/30/1994                 $9,759                   0.85%            $10,210            0.14%     $10,235
05/31/1994                 $9,843                   0.87%            $10,299            0.07%     $10,242
06/30/1994                 $9,744                  -0.61%            $10,236            0.34%     $10,277
07/31/1994                 $9,931                   1.83%            $10,423            0.27%     $10,305
08/31/1994                $10,006                   0.35%            $10,460            0.40%     $10,346
09/30/1994                 $9,906                  -1.47%            $10,306            0.27%     $10,374
10/31/1994                 $9,763                  -1.78%            $10,123            0.07%     $10,381
11/30/1994                 $9,538                  -1.81%             $9,939            0.13%     $10,395
12/31/1994                 $9,604                   2.20%            $10,158            0.00%     $10,395
01/31/1995                 $9,892                   2.86%            $10,448            0.40%     $10,436
02/28/1995                $10,181                   2.91%            $10,753            0.40%     $10,478
03/31/1995                $10,397                   1.15%            $10,876            0.33%     $10,513
04/30/1995                $10,453                   0.12%            $10,889            0.33%     $10,547
05/31/1995                $10,736                   3.19%            $11,237            0.20%     $10,568
06/30/1995                $10,631                  -0.87%            $11,139            0.20%     $10,590
07/31/1995                $10,678                   0.95%            $11,245            0.00%     $10,590
08/31/1995                $10,793                   1.27%            $11,387            0.26%     $10,617
09/30/1995                $10,898                   0.63%            $11,459            0.20%     $10,638
10/31/1995                $11,069                   1.45%            $11,625            0.33%     $10,673
11/30/1995                $11,264                   1.66%            $11,818           -0.07%     $10,666
12/31/1995                $11,427                   0.96%            $11,932           -0.07%     $10,658
01/31/1996                $11,489                   0.76%            $12,023            0.59%     $10,721
02/29/1996                $11,403                  -0.68%            $11,941            0.32%     $10,756
03/31/1996                $11,296                  -1.28%            $11,788            0.52%     $10,812
04/30/1996                $11,279                  -0.28%            $11,755            0.39%     $10,854
05/31/1996                $11,330                  -0.04%            $11,750            0.19%     $10,874
06/30/1996                $11,509                   1.09%            $11,878            0.06%     $10,881
07/31/1996                $11,585                   0.90%            $11,985            0.19%     $10,902
08/31/1996                $11,602                  -0.02%            $11,983            0.19%     $10,922
09/30/1996                $11,792                   1.40%            $12,151            0.32%     $10,957
10/31/1996                $11,936                   1.13%            $12,288            0.32%     $10,992
11/30/1996                $12,153                   1.83%            $12,513            0.19%     $11,013
12/31/1996                $12,131                  -0.42%            $12,460            0.00%     $11,013
01/31/1997                $12,134                   0.19%            $12,484            0.32%     $11,048
02/28/1997                $12,257                   0.92%            $12,599            0.31%     $11,083
03/31/1997                $12,137                  -1.33%            $12,431            0.25%     $11,110
04/30/1997                $12,262                   0.84%            $12,536            0.12%     $11,124
05/31/1997                $12,424                   1.51%            $12,725           -0.06%     $11,117
06/30/1997                $12,598                   1.07%            $12,861            0.12%     $11,130
07/31/1997                $12,947                   2.77%            $13,217            0.12%     $11,144
08/31/1997                $12,887                  -0.94%            $13,093            0.19%     $11,165
09/30/1997                $13,127                   1.19%            $13,249            0.25%     $11,193
10/31/1997                $13,231                   0.64%            $13,334            0.25%     $11,221
11/30/1997                $13,347                   0.59%            $13,412           -0.06%     $11,214
12/31/1997                $13,553                   1.46%            $13,608           -0.12%     $11,201
01/31/1998                $13,670                   1.03%            $13,748            0.19%     $11,222
02/28/1998                $13,685                   0.03%            $13,752            0.19%     $11,243
03/31/1998                $13,685                   0.09%            $13,765            0.19%     $11,265
04/30/1998                $13,672                  -0.45%            $13,703            0.18%     $11,285
05/31/1998                $13,892                   1.58%            $13,919            0.18%     $11,305
06/30/1998                $13,971                   0.39%            $13,974            0.12%     $11,319
07/31/1998                $14,023                   0.25%            $14,009            0.12%     $11,332
08/31/1998                $14,234                   1.55%            $14,226            0.12%     $11,346
09/30/1998                $14,446                   1.25%            $14,403            0.12%     $11,360
10/31/1998                $14,433                   0.00%            $14,403            0.24%     $11,387
11/30/1998                $14,526                   0.35%            $14,454            0.00%     $11,387
12/31/1998                $14,549                   0.25%            $14,490           -0.06%     $11,380
01/31/1999                $14,680                   1.19%            $14,662            0.24%     $11,407
02/28/1999                $14,649                  -0.44%            $14,598            0.12%     $11,421
03/31/1999                $14,672                   0.14%            $14,618            0.30%     $11,455
04/30/1999                $14,695                   0.25%            $14,655            0.73%     $11,539
05/31/1999                $14,595                  -0.58%            $14,570            0.00%     $11,539
06/30/1999                $14,342                  -1.44%            $14,360            0.00%     $11,539
07/31/1999                $14,364                   0.36%            $14,412            0.30%     $11,573
08/31/1999                $14,151                  -0.80%            $14,297            0.24%     $11,601
09/30/1999                $14,146                   0.04%            $14,302            0.48%     $11,657
10/31/1999                $13,804                  -1.08%            $14,148            0.18%     $11,678
11/30/1999                $13,926                   1.06%            $14,298            0.06%     $11,685
12/31/1999                $13,566                  -0.75%            $14,191            0.00%     $11,685
01/31/2000                $13,347                  -0.44%            $14,128            0.30%     $11,720
02/29/2000                $13,557                   1.16%            $14,292            0.59%     $11,789
03/31/2000                $13,984                   2.18%            $14,604            0.82%     $11,886
04/30/2000                $13,936                  -0.59%            $14,517            0.06%     $11,893
05/31/2000                $13,874                  -0.52%            $14,442            0.12%     $11,907
06/30/2000                $14,074                   2.65%            $14,825            0.52%     $11,969
07/31/2000                $14,319                   1.39%            $15,031            0.23%     $11,997
08/31/2000                $14,727                   1.54%            $15,262            0.00%     $11,997
09/30/2000                $14,707                  -0.52%            $15,183            0.52%     $12,059
10/31/2000                $14,837                   1.09%            $15,348            0.17%     $12,080
11/30/2000                $14,847                   0.76%            $15,465            0.06%     $12,087
12/31/2000                $15,083                   2.47%            $15,847            0.00%     $12,087
01/31/2001                $15,215                   0.99%            $16,004            0.57%     $12,156
02/28/2001                $15,272                   0.32%            $16,055            0.40%     $12,204
03/31/2001                $15,405                   0.90%            $16,199            0.23%     $12,232
04/30/2001                $15,172                  -1.08%            $16,025            0.40%     $12,281
05/31/2001                $15,370                   1.08%            $16,198            0.45%     $12,337

Total Return                53.70%                                     61.98%                       23.37%


[PLOTPOINTS FOR CLASS B RETURN]

   Date                Franklin California High Yield Municipal     Lehman Brothers Municipal          CPI(7)
                                      Fund-Class B                        Bond Index(7)
02/01/2000                     $10,000                               $10,000                          $10,000
02/29/2000                     $10,137              1.16%            $10,116            0.59%         $10,059
03/31/2000                     $10,452              2.18%            $10,337            0.82%         $10,141
04/30/2000                     $10,422             -0.59%            $10,276            0.06%         $10,148
05/31/2000                     $10,382             -0.52%            $10,222            0.12%         $10,160
06/30/2000                     $10,526              2.65%            $10,493            0.52%         $10,213
07/31/2000                     $10,704              1.39%            $10,639            0.23%         $10,236
08/31/2000                     $11,014              1.54%            $10,803            0.00%         $10,236
09/30/2000                     $10,994             -0.52%            $10,747            0.52%         $10,289
10/31/2000                     $11,086              1.09%            $10,864            0.17%         $10,307
11/30/2000                     $11,089              0.76%            $10,946            0.06%         $10,313
12/31/2000                     $11,259              2.47%            $11,217           -0.06%         $10,307
01/31/2001                     $11,352              0.99%            $11,328            0.63%         $10,372
02/28/2001                     $11,400              0.32%            $11,364            0.40%         $10,413
03/31/2001                     $11,482              0.90%            $11,466            0.23%         $10,437
04/30/2001                     $11,303             -1.08%            $11,342            0.40%         $10,479
05/31/2001                     $11,048              1.08%            $11,465            0.45%         $10,526


Total Return                     10.48%                                14.65%                            5.26%

[PLOTPOINTS FOR CLASS C RETURN]

   Date                Franklin California High Yield Municipal     Lehman Brothers Municipal        CPI(7)
                                      Fund-Class C                        Bond Index(7)
05/01/1996                      $9,899                                 $10,000                      $10,000
05/31/1996                      $9,937           -0.04%                 $9,996          0.19%       $10,019
06/28/1996                     $10,080            1.09%                $10,105          0.06%       $10,025
07/31/1996                     $10,152            0.90%                $10,196          0.19%       $10,044
08/30/1996                     $10,153           -0.02%                $10,194          0.19%       $10,063
09/30/1996                     $10,316            1.40%                $10,337          0.32%       $10,095
10/31/1996                     $10,436            1.13%                $10,453          0.32%       $10,128
11/29/1996                     $10,620            1.83%                $10,645          0.19%       $10,147
12/31/1996                     $10,606           -0.42%                $10,600          0.00%       $10,147
01/31/1997                     $10,601            0.19%                $10,620          0.32%       $10,179
02/28/1997                     $10,701            0.92%                $10,718          0.31%       $10,211
03/31/1997                     $10,601           -1.33%                $10,575          0.25%       $10,236
04/30/1997                     $10,694            0.84%                $10,664          0.12%       $10,249
05/31/1997                     $10,841            1.51%                $10,825         -0.06%       $10,243
06/30/1997                     $10,977            1.07%                $10,941          0.12%       $10,255
07/31/1997                     $11,287            2.77%                $11,244          0.12%       $10,267
08/31/1997                     $11,230           -0.94%                $11,138          0.19%       $10,287
09/30/1997                     $11,433            1.19%                $11,271          0.25%       $10,312
10/31/1997                     $11,518            0.64%                $11,343          0.25%       $10,338
11/30/1997                     $11,624            0.59%                $11,410         -0.06%       $10,332
12/31/1997                     $11,786            1.46%                $11,577         -0.12%       $10,320
01/31/1998                     $11,896            1.03%                $11,696          0.19%       $10,339
02/28/1998                     $11,896            0.03%                $11,699          0.19%       $10,359
03/31/1998                     $11,893            0.09%                $11,710          0.19%       $10,379
04/30/1998                     $11,875           -0.45%                $11,657          0.18%       $10,397
05/31/1998                     $12,072            1.58%                $11,841          0.18%       $10,416
06/30/1998                     $12,129            0.39%                $11,887          0.12%       $10,428
07/31/1998                     $12,169            0.25%                $11,917          0.12%       $10,441
08/31/1998                     $12,345            1.55%                $12,102          0.12%       $10,453
09/30/1998                     $12,522            1.25%                $12,253          0.12%       $10,466
10/31/1998                     $12,506            0.00%                $12,253          0.24%       $10,491
11/30/1998                     $12,583            0.35%                $12,296          0.00%       $10,491
12/31/1998                     $12,587            0.25%                $12,327         -0.06%       $10,485
01/31/1999                     $12,708            1.19%                $12,473          0.24%       $10,510
02/28/1999                     $12,665           -0.44%                $12,419          0.12%       $10,523
03/31/1999                     $12,678            0.14%                $12,436          0.30%       $10,554
04/30/1999                     $12,703            0.25%                $12,467          0.73%       $10,631
05/31/1999                     $12,610           -0.58%                $12,395          0.00%       $10,631
06/30/1999                     $12,386           -1.44%                $12,216          0.00%       $10,631
07/31/1999                     $12,399            0.36%                $12,260          0.30%       $10,663
08/31/1999                     $12,209           -0.80%                $12,162          0.24%       $10,689
09/30/1999                     $12,199            0.04%                $12,167          0.48%       $10,740
10/31/1999                     $11,888           -1.08%                $12,036          0.18%       $10,759
11/30/1999                     $11,999            1.06%                $12,163          0.06%       $10,766
12/31/1999                     $11,685           -0.75%                $12,072          0.00%       $10,766
01/31/2000                     $11,493           -0.44%                $12,019          0.30%       $10,798
02/29/2000                     $11,655            1.16%                $12,158          0.59%       $10,862
03/31/2000                     $12,016            2.18%                $12,423          0.82%       $10,951
04/30/2000                     $11,970           -0.59%                $12,350          0.06%       $10,957
05/31/2000                     $11,924           -0.52%                $12,286          0.12%       $10,971
06/30/2000                     $12,090            2.65%                $12,611          0.52%       $11,028
07/31/2000                     $12,294            1.39%                $12,787          0.23%       $11,053
08/31/2000                     $12,637            1.54%                $12,984          0.00%       $11,053
09/30/2000                     $12,615           -0.52%                $12,916          0.52%       $11,110
10/31/2000                     $12,707            1.09%                $13,057          0.17%       $11,129
11/30/2000                     $12,710            0.76%                $13,156          0.06%       $11,136
12/31/2000                     $12,906            2.47%                $13,481         -0.06%       $11,129
01/31/2001                     $13,025            0.99%                $13,615          0.63%       $11,199
02/28/2001                     $13,068            0.32%                $13,658          0.40%       $11,244
03/31/2001                     $13,175            0.90%                $13,781          0.23%       $11,270
04/30/2001                     $12,970           -1.08%                $13,632          0.40%       $11,315
05/31/2001                     $13,137            1.08%                $13,779          0.45%       $11,366

Total Return                     31.37%                                  37.79%                       13.66%



AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +7.85%

5-Year                                                                   +5.49%

Since Inception (5/1/96)                                                 +5.51%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
5/31/01

[PLOTPOINTS FOR PIEGRAPH]

AAA      54.9%

AA       37.4%

A         1.4%

BBB       6.3%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)
--------------------------------------------------------------------------------


STATE UPDATE

During the year under review, Tennessee's economy continued to diversify, producing modest economic growth. Aiding this was the state's moderate level of outstanding debt, with debt to personal income of approximately 1.0%, less than half the 2.2% national average, and debt per capita of $227, well below the $540 state median.(2) However, the future looks a little cloudier, given Tennessee's structural budget imbalances and the nation's slowing economy.

Tennessee's total fiscal year 2001 budget of $7.8 billion included a $368.9 million budget disparity that was made up through reductions in spending and $105 million of one-time revenues. In each of the past three fiscal years, the state has had to rely on nonrecurring revenues to balance its budget, reflecting its weak operating structural practices. The state's reliance on sales tax collections, representing 57% of revenues, hurt its finances, as


1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

2. Source: Moody's Investors Service, Municipal Credit Research, 10/20/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 43.

the slowing national economy translated into lower tax receipts. Tennessee recently estimated that if the economy continues to weaken, 2001's year-end deficit could reach $300 million.(3)

Largely as a result, Standard & Poor's, an independent credit rating agency, downgraded Tennessee's general obligation (GO) debt from AAA to AA+ in June 2000, reflecting that agency's concerns that revenue imbalances are likely to continue into fiscal year 2002.(4) Nevertheless, even with the downgrade, Tennessee still garners the agency's second-highest rating.

The state's budget imbalances have been the result of enhancements in education, state employee pay raises, and most importantly, TennCare, the state's health care program for residents who are Medicaid-eligible, uninsured or uninsurable. Started in 1994, TennCare now supports 1.3 million residents, almost one-fourth of the state's population, and makes up approximately 24% of budget expenditures. TennCare's costs have increased by 14.7% annually for the past three years, easily surpassing overall tax revenue growth.(4)

Facing these challenges, Tennessee is actively working on a solution to its structural budget shortfalls. The government recently proposed a change to the sales tax structure, which would lower tax rates but also broaden the scope of what could be taxed to include nearly all goods and services. In addition, the legislature is working to match recurring revenues with recurring expenditures through diversifying revenues or adjusting spending priorities.

PORTFOLIO NOTES
During the Fund's fiscal year, we strove to keep Franklin Tennessee Municipal Bond Fund as fully invested as possible. An influx of new assets into the Fund in a time of declining interest


PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
5/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         25.2%

Utilities                                                                  19.4%

Hospital & Health Care                                                     19.2%

Housing                                                                     8.8%

Transportation                                                              7.2%

Prerefunded                                                                 5.4%

Higher Education                                                            4.8%

Subject to Government Appropriations                                        4.8%

Corporate-Backed                                                            4.0%

Tax-Supported                                                               1.2%


3. Source: Standard & Poor's, RatingsDirect, Easy Times Are Over for Central U.S. States, 3/8/01.

4. Source: Standard & Poor's, RatingsDirect, State Review: Tennessee, 11/20/00. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund - Class A
6/1/00 - 5/31/01

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
June                                                                  4.65 cents

July                                                                  4.65 cents

August                                                                4.65 cents

September                                                             4.65 cents

October                                                               4.65 cents

November                                                              4.65 cents

December                                                              4.65 cents

January                                                               4.65 cents

February                                                              4.65 cents

March                                                                 4.65 cents

April                                                                 4.65 cents

May                                                                   4.65 cents
--------------------------------------------------------------------------------
TOTAL                                                                55.80 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


rates made it crucial that we invest the new assets quickly to protect the dividend. Because of the relatively light new-issue supply during the year, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Tennessee market enabled us to get the first look at new offerings in the primary and secondary markets.

Franklin Tennessee Municipal Bond Fund performed well during the 12 months ended May 31, 2001, and the Fund's Class A share price, as measured by net asset value, increased from $10.02 on May 31, 2000, to $10.82 at period-end. However, generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding, higher yielding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in June 2001. For a more detailed discussion about our dividend policy, please see "Making Sense of Dividends," beginning on page 6.

We aimed to invest new assets in bonds with at least 10-year call protection to protect the Fund's long-term income stream. We continued to feel that high credit quality bonds with AA and AAA ratings represented the best value in the marketplace during the Fund's fiscal year. Overall, AAA-rated securities represented 54.9% of the portfolio on May 31, 2001. These purchases helped maintain the portfolio's high credit quality, and at period-end, the Fund boasted an average credit rating of AA+.

During the period under review, we bought issues in a number of different sectors, preserving broad portfolio diversification. GO bonds and utilities issues remained the Fund's largest sector allocations at the end of the period, comprising 25.2% and 19.4% of total long-term investments. New positions added during the period included Chattanooga GO, Memphis GO, Jackson Natural Gas Revenue and West Wilson Utility District bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 28, shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.83%, based on an annualization of the current 4.55 cent ($0.0455) per share dividend and the maximum offering price of $11.30 on May 31, 2001. An investor in the maximum combined federal and Tennessee state personal income tax bracket of 43.22% would need to earn 8.51% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, new-issue municipal bond supply should increase as issuers take advantage of recent, relatively low interest rates to issue refunding bonds to refinance their outstanding debt with current, lower cost bonds. Issuers will also take advantage of this low interest rate environment to finance much-needed infrastructure because of the low cost of capital. Demand remains strong given the equity market volatility and municipal bonds' strong performance in 2000. We will continue to actively manage the Fund's call exposure as we seek to maintain a solid distribution yield to our shareholders.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge. The Fund's manager agreed in advance to waive a portion of its management fees.
If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.30%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 5/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE      5/31/01      5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.80       $10.82       $10.02
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                                 $0.558

PERFORMANCE

                                                                       INCEPTION
CLASS A                                             1-YEAR    5-YEAR   (5/10/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +13.74%   +29.65%    +55.87%

Average Annual Total Return(2)                       +8.95%    +4.42%     +5.84%

Avg. Ann. Total Return (6/30/01)(3)                  +6.63%    +4.34%     +5.91%


Distribution Rate(4)                       4.83%

Taxable Equivalent Distribution Rate(5)    8.51%

30-Day Standardized Yield(6)               4.70%

Taxable Equivalent Yield(5)                8.28%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.55 cent per share monthly dividend and the maximum offering price of $11.30 per share on 5/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Tennessee state tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
5/31/01

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +8.95%

5-Year                                                                    +4.42%

Since Inception (5/10/94)                                                 +5.84%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


[PLOTPOINTS FOR CLASS A RETURN]

   Date                Franklin Tennessee Municipal Bond Fund      Lehman Brothers Municipal Bond        CPI(7)
                                    - Class A                                  Index(7)
05/10/1994                        $9,579                               $10,000                          $10,000
05/31/1994                        $9,693            0.59%              $10,059            0.05%         $10,005
06/30/1994                        $9,579           -0.61%               $9,998            0.34%         $10,039
07/31/1994                        $9,799            1.83%              $10,181            0.27%         $10,066
08/31/1994                        $9,818            0.35%              $10,216            0.40%         $10,106
09/30/1994                        $9,644           -1.47%              $10,066            0.27%         $10,133
10/31/1994                        $9,381           -1.78%               $9,887            0.07%         $10,141
11/30/1994                        $9,148           -1.81%               $9,708            0.13%         $10,154
12/31/1994                        $9,448            2.20%               $9,921            0.00%         $10,154
01/31/1995                        $9,799            2.86%              $10,205            0.40%         $10,194
02/28/1995                       $10,103            2.91%              $10,502            0.40%         $10,235
03/31/1995                       $10,201            1.15%              $10,623            0.33%         $10,269
04/30/1995                       $10,219            0.12%              $10,636            0.33%         $10,303
05/31/1995                       $10,537            3.19%              $10,975            0.20%         $10,323
06/30/1995                       $10,436           -0.87%              $10,879            0.20%         $10,344
07/31/1995                       $10,485            0.95%              $10,983            0.00%         $10,344
08/31/1995                       $10,637            1.27%              $11,122            0.26%         $10,371
09/30/1995                       $10,706            0.63%              $11,192            0.20%         $10,392
10/31/1995                       $10,858            1.45%              $11,355            0.33%         $10,426
11/30/1995                       $11,063            1.66%              $11,543           -0.07%         $10,419
12/31/1995                       $11,187            0.96%              $11,654           -0.07%         $10,411
01/31/1996                       $11,250            0.76%              $11,743            0.59%         $10,473
02/29/1996                       $11,135           -0.68%              $11,663            0.32%         $10,506
03/31/1996                       $11,010           -1.28%              $11,513            0.52%         $10,561
04/30/1996                       $10,989           -0.28%              $11,481            0.39%         $10,602
05/31/1996                       $11,010           -0.04%              $11,477            0.19%         $10,622
06/30/1996                       $11,148            1.09%              $11,602            0.06%         $10,629
07/31/1996                       $11,254            0.90%              $11,706            0.19%         $10,649
08/31/1996                       $11,264           -0.02%              $11,704            0.19%         $10,669
09/30/1996                       $11,458            1.40%              $11,868            0.32%         $10,703
10/31/1996                       $11,577            1.13%              $12,002            0.32%         $10,737
11/30/1996                       $11,783            1.83%              $12,221            0.19%         $10,758
12/31/1996                       $11,729           -0.42%              $12,170            0.00%         $10,758
01/31/1997                       $11,740            0.19%              $12,193            0.32%         $10,792
02/28/1997                       $11,860            0.92%              $12,305            0.31%         $10,826
03/31/1997                       $11,705           -1.33%              $12,142            0.25%         $10,853
04/30/1997                       $11,817            0.84%              $12,244            0.12%         $10,866
05/31/1997                       $11,995            1.51%              $12,429           -0.06%         $10,859
06/30/1997                       $12,129            1.07%              $12,562            0.12%         $10,872
07/31/1997                       $12,512            2.77%              $12,909            0.12%         $10,885
08/31/1997                       $12,365           -0.94%              $12,788            0.19%         $10,906
09/30/1997                       $12,543            1.19%              $12,940            0.25%         $10,933
10/31/1997                       $12,620            0.64%              $13,023            0.25%         $10,961
11/30/1997                       $12,754            0.59%              $13,100           -0.06%         $10,954
12/31/1997                       $12,981            1.46%              $13,291           -0.12%         $10,941
01/31/1998                       $13,116            1.03%              $13,428            0.19%         $10,962
02/28/1998                       $13,112            0.03%              $13,432            0.19%         $10,983
03/31/1998                       $13,120            0.09%              $13,444            0.19%         $11,003
04/30/1998                       $13,058           -0.45%              $13,384            0.18%         $11,023
05/31/1998                       $13,289            1.58%              $13,595            0.18%         $11,043
06/30/1998                       $13,368            0.39%              $13,648            0.12%         $11,056
07/31/1998                       $13,400            0.25%              $13,682            0.12%         $11,070
08/31/1998                       $13,611            1.55%              $13,894            0.12%         $11,083
09/30/1998                       $13,786            1.25%              $14,068            0.12%         $11,096
10/31/1998                       $13,733            0.00%              $14,068            0.24%         $11,123
11/30/1998                       $13,800            0.35%              $14,117            0.00%         $11,123
12/31/1998                       $13,839            0.25%              $14,153           -0.06%         $11,116
01/31/1999                       $13,981            1.19%              $14,321            0.24%         $11,143
02/28/1999                       $13,903           -0.44%              $14,258            0.12%         $11,156
03/31/1999                       $13,957            0.14%              $14,278            0.30%         $11,190
04/30/1999                       $13,962            0.25%              $14,314            0.73%         $11,271
05/31/1999                       $13,844           -0.58%              $14,231            0.00%         $11,271
06/30/1999                       $13,564           -1.44%              $14,026            0.00%         $11,271
07/31/1999                       $13,568            0.36%              $14,076            0.30%         $11,305
08/31/1999                       $13,323           -0.80%              $13,964            0.24%         $11,332
09/30/1999                       $13,267            0.04%              $13,969            0.48%         $11,387
10/31/1999                       $12,970           -1.08%              $13,818            0.18%         $11,407
11/30/1999                       $13,128            1.06%              $13,965            0.06%         $11,414
12/31/1999                       $12,945           -0.75%              $13,860            0.00%         $11,414
01/31/2000                       $12,824           -0.44%              $13,799            0.30%         $11,448
02/29/2000                       $12,999            1.16%              $13,959            0.59%         $11,516
03/31/2000                       $13,382            2.18%              $14,263            0.82%         $11,610
04/30/2000                       $13,261           -0.59%              $14,179            0.06%         $11,617
05/31/2000                       $13,101           -0.52%              $14,106            0.12%         $11,631
06/30/2000                       $13,501            2.65%              $14,479            0.52%         $11,692
07/31/2000                       $13,747            1.39%              $14,681            0.23%         $11,718
08/31/2000                       $14,006            1.54%              $14,907            0.00%         $11,718
09/30/2000                       $13,882           -0.52%              $14,829            0.52%         $11,779
10/31/2000                       $14,050            1.09%              $14,991            0.17%         $11,799
11/30/2000                       $14,193            0.76%              $15,105            0.06%         $11,807
12/31/2000                       $14,659            2.47%              $15,478           -0.06%         $11,799
01/31/2001                       $14,748            0.99%              $15,631            0.63%         $11,874
02/28/2001                       $14,824            0.32%              $15,681            0.40%         $11,921
03/31/2001                       $14,942            0.90%              $15,822            0.23%         $11,949
04/30/2001                       $14,746           -1.08%              $15,651            0.40%         $11,996
05/31/2001                       $14,930            1.08%              $15,820            0.45%         $12,050

Total Return                       49.30%                                57.28%                           20.45%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS
MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                             CLASS A
                                                             -----------------------------------------------------------------------
                                                                                         YEAR ENDED MAY 31,
                                                             -----------------------------------------------------------------------
                                                                 2001           2000           1999           1998           1997
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $    9.52      $   10.60      $   10.65      $   10.10      $    9.81
                                                             -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................             .60            .56            .57            .62            .63
 Net realized and unrealized gains (losses) ..........             .39          (1.08)          (.04)           .55            .29
                                                             -----------------------------------------------------------------------
Total from investment operations .....................             .99           (.52)           .53           1.17            .92
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ........            (.56)          (.56)          (.58)          (.62)          (.63)
                                                             -----------------------------------------------------------------------
Net asset value, end of year .........................       $    9.95      $    9.52      $   10.60      $   10.65      $   10.10
                                                             =======================================================================
Total return(b) ......................................           10.61%         (4.88)%         5.07%         11.78%          9.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $ 483,666      $ 464,423      $ 583,752      $ 412,211      $ 213,396
Ratios to average net assets:
 Expenses ............................................             .50%           .49%           .44%           .35%           .34%
 Expenses excluding waiver and payments by affiliate .             .65%           .66%           .71%           .69%           .75%
 Net investment income ...............................            6.02%          5.70%          5.22%          5.81%          6.24%
Portfolio turnover rate ..............................            29.01%         47.45%         14.31%         37.75%         33.79%

(a)      Based on average shares outstanding effective year ended May 31, 2000

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)


                                                                 CLASS B
                                                         -----------------------
                                                            YEAR ENDED MAY 31,
                                                         -----------------------
                                                            2001       2000(c)
                                                         -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $  9.54       $9.34
                                                         -----------------------
Income from investment operations:
 Net investment income(a) ..........................         .53         .17
 Net realized and unrealized gains .................         .42         .20
                                                         -----------------------
Total from investment operations ...................         .95         .37
                                                         -----------------------
Less distributions from net investment income ......        (.51)       (.17)
                                                         -----------------------
Net asset value, end of year .......................     $  9.98       $9.54
                                                         =======================

Total return(b) ....................................       10.08%       4.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $11,598       $ 808
Ratios to average net assets:
 Expenses ..........................................        1.05%       1.02%(d)
 Expenses excluding waiver and payments by affiliate        1.20%       1.19%(d)
 Net investment income .............................        5.32%       5.33%(d)
Portfolio turnover rate ............................       29.01%      47.45%

(a)      Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)      For the period February 1, 2000 (effective date) to May 31, 2000.

(d)      Annualized

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                            CLASS C
                                                            ------------------------------------------------------------------------
                                                                                        YEAR ENDED MAY 31,
                                                            ------------------------------------------------------------------------
                                                              2001          2000            1999            1998              1997
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $   9.55      $  10.63       $  10.68         $  10.12         $   9.82
                                                            ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................          .54           .51            .51              .56              .57
 Net realized and unrealized gains (losses) ...........          .40         (1.08)          (.04)             .56              .30
                                                            ------------------------------------------------------------------------
Total from investment operations ......................          .94          (.57)           .47             1.12              .87
                                                            ------------------------------------------------------------------------
Less distributions from net investment income .........         (.51)         (.51)          (.52)            (.56)            (.57)
                                                            ------------------------------------------------------------------------
Net asset value, end of year ..........................     $   9.98      $   9.55       $  10.63         $  10.68         $  10.12
                                                            ========================================================================
Total return(b) .......................................         9.98%        (5.39)%         4.48%           11.30%            9.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $ 67,735      $ 64,890       $ 78,338         $ 40,363         $ 10,624
Ratios to average net assets:
 Expenses .............................................         1.05%         1.04%           .99%             .90%             .90%
 Expenses excluding waiver and payments by affiliate ..         1.20%         1.21%          1.26%            1.24%            1.31%
 Net investment income .............................            5.48%         5.15%          4.66%            5.23%            5.68%
Portfolio turnover rate ............................           29.01%        47.45%         14.31%           37.75%           33.79%

(a)      Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

   FRANKLIN MUNICIPAL SECURITIES TRUST

   STATEMENT OF INVESTMENTS, MAY 31, 2001

                                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                           AMOUNT           VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.0%
    BONDS 85.2%
    ABAG 1915 Act Revenue, Windemere Ranch AD 1,
       7.30%, 9/02/17 ...............................................................................   $ 10,160,000    $ 10,623,296
       7.35%, 9/02/20 ...............................................................................      8,055,000       8,421,503
       7.45%, 9/02/30 ...............................................................................      5,000,000       5,296,900
    ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 .................................      1,405,000       1,518,285
    Adelanto Water Authority Revenue,
       Parity Water Systems Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 .............      3,375,000       3,993,469
       Water Systems Acquisition Project, sub. lien, Series A, Pre-Refunded, 7.50%, 9/01/28 .........      2,000,000       2,485,640
    Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ..................................................      1,240,000       1,272,252
    Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
       6.70%, 8/01/12 ...............................................................................      3,400,000       3,619,436
       7.00%, 8/01/19 ...............................................................................      4,015,000       4,262,123
    American Canyon Joint Powers Financing Authority Lease Revenue, Civic/Recreation Facilities,
       6.40%, 6/01/22 ...............................................................................      1,000,000       1,025,040
    Avenal PFAR, Refunding,
       7.00%, 9/02/10 ...............................................................................      1,415,000       1,479,581
       7.25%, 9/02/27 ...............................................................................      3,665,000       3,830,621
    Beaumont Financing Authority Local Agency Revenue, Sewer Enterprise Project, Refunding, Series A,
       6.75%, 9/01/25 ...............................................................................      5,000,000       5,155,100
    Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 ...............        440,000         454,023
    Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
       1/01/02 ......................................................................................        175,000         177,518
       1/01/03 ......................................................................................        220,000         224,442
       1/01/04 ......................................................................................        235,000         242,269
       1/01/05 ......................................................................................        285,000         295,514
       1/01/06 ......................................................................................        340,000         354,909
       1/01/18 ......................................................................................      7,680,000       7,985,894
    California City RDA, Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ..............      9,670,000      10,492,724
    California Educational Facilities Authority Revenue,
       Keck Graduate Institute, 6.75%, 6/01/30 ......................................................      2,500,000       2,677,675
       Pooled College and University, Series B, 6.625%, 6/01/20 .....................................      1,000,000       1,068,930
       Pooled College and University, Series B, 6.30%, 4/01/21 ......................................      1,000,000       1,043,750
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series A, 5.00%, 7/01/18 ...........................................      3,000,000       2,606,520
       Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 ..................................      3,250,000       3,207,133
       Kaiser Permanente, Series A, 5.40%, 5/01/28 ..................................................     15,000,000      14,686,650
       Kaiser Permanente, Series B, 5.25%, 10/01/16 .................................................      3,250,000       3,236,220
       Thessalonika Family, Series A, 6.20%, 12/01/15 ...............................................        990,000       1,060,538
    California HFAR, Home Mortgage,
       Series F-1, 7.00%, 8/01/26 ...................................................................        325,000         340,200
       Series H, 6.25%, 8/01/27 .....................................................................      2,145,000       2,206,991
    California PCFA,
       PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ...............................      2,000,000       1,726,300
       Solid Waste Disposal Revenue, Browning-Ferris Industries Inc., 6.75%, 9/01/19 ................      7,000,000       7,192,150
       Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ...........      9,100,000       9,226,854
    California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ............         55,000          58,550

   FRANKLIN MUNICIPAL SECURITIES TRUST

                                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                           AMOUNT           VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California State GO,
       FGIC Insured, 6.00%, 8/01/19 .................................................................   $     30,000    $     32,123
       Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ........................................      1,250,000       1,252,900
    California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ....................      2,625,000       2,723,700
    California Statewide CDA,
       COP, Catholic Healthcare West, 6.50%, 7/01/20 ................................................     12,060,000      12,372,716
       COP, International School of Peninsula Project, 7.50%, 11/01/29 ..............................     11,065,000      11,836,562
       COP, Windward School, 6.90%, 9/01/23 .........................................................      2,000,000       2,115,960
       Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ................      3,320,000       3,063,165
    California Statewide CDA Revenue,
       COP, Familiesfirst Inc., CHFCLP Insured, Pre-Refunded, 7.25%, 12/01/22 .......................      1,800,000       2,065,896
       Eskaton Village Grass Valley, 8.25%, 11/15/31 ................................................     10,000,000       9,988,100
       Turning Point, 6.50%, 11/01/31 ...............................................................      6,130,000       6,139,011
    Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.55%, 10/01/32        5,300,000       5,592,295
    Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 .........................      1,000,000       1,103,710
    Chula Vista 1915 Act, AD No. 97-2, 6.15%, 9/02/29 ...............................................      8,440,000       8,452,154
    Chula Vista Special Tax CFD No. 2000-1, 6.60%, 9/01/30 ..........................................      1,500,000       1,548,990
    Clovis 1915 Act, Special Assessment, AD No. 98, 6.375%, 9/02/18 .................................      1,540,000       1,518,455
    Corona-Norco USD, Special Tax, CFD No. 99-1, 7.00%, 9/01/29 .....................................      2,120,000       2,229,477
    Duarte RDA, Tax Allocation,
       Davis Addition Project Area, Refunding, 6.70%, 9/01/14 .......................................      2,615,000       2,827,364
       Davis Addition Project Area, Refunding, 6.90%, 9/01/18 .......................................      4,120,000       4,465,750
       Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 .............................        755,000         887,487
    El Dorado County Public Financing Revenue, 6.375%, 2/15/25 ......................................      1,885,000       1,971,767
    El Dorado County Special Tax, CFD No. 1992-1,
       6.125%, 9/01/16 ..............................................................................      4,965,000       5,095,431
       6.25%, 9/01/29 ...............................................................................      2,315,000       2,335,627
    Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ..............      3,500,000       3,646,370
    Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ........................      1,840,000       1,988,948
    Fontana Special Tax CFD No. 12,
       6.60%, 9/01/19 ...............................................................................      3,295,000       3,435,334
       6.625%, 9/01/30 ..............................................................................      7,675,000       7,959,819
    Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded, 6.50%,
       1/01/32                                                                                             5,500,000       6,242,170
    Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 ..........      6,375,000       6,606,476
    Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25 ...      2,500,000       2,903,250
    Granada Sanitation District 1915 Act, Sewage Treatment Facilities, Financing District, Series A,
       7.125%, 9/02/16 ..............................................................................        830,000         855,971
       7.25%, 9/02/22 ...............................................................................        865,000         891,780
    Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 .............................................      3,945,000       4,147,734
    Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, 6.35%, 12/01/33 .................      4,000,000       4,135,640
    Hesperia PFAR, Series B, 7.375%, 10/01/23 .......................................................      1,930,000       2,006,216
    Huntington Beach PFAR, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24 .......      1,000,000       1,036,280
    Imperial County Special Tax, CFD No. 98-1,
       6.45%, 9/01/17 ...............................................................................      2,155,000       2,198,402
       6.50%, 9/01/31 ...............................................................................      5,705,000       5,798,049
    Indio 1915 Act, GO, AD No. 99-1, 7.125%, 9/02/20 ................................................      2,500,000       2,581,200
    John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 .....................      1,500,000       1,623,165

   FRANKLIN MUNICIPAL SECURITIES TRUST

                                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                           AMOUNT           VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Lake Elsinore 1915 Act,
       AD No. 93-1, Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ......................   $  1,265,000    $  1,378,939
       Limited Obligation, AD No. 93-1, Refunding, 7.00%, 9/02/30 ...................................      9,000,000       9,295,740
    Lake Elsinore RDA, Special Tax, CFD No. 90-2, Series A, 6.05%, 10/01/24 .........................      2,300,000       2,291,214
    Lancaster RDA, Tax Allocation,
       7.00%, 12/01/29 ..............................................................................      1,780,000       1,805,828
       Residential Redevelopment Project, Subordinated Lien, Refunding, 6.65%, 9/01/27 ..............      2,500,000       2,604,325
    Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ...............................................        140,000         140,277
    Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 .................................      3,500,000       3,780,175
    Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .........................................      1,150,000       1,171,643
    Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 ...........................      1,175,000       1,226,959
    Lynwood PFA,
       Lease Revenue, 6.25%, 9/01/22 ................................................................      1,080,000       1,122,930
       Lease Revenue, 6.30%, 9/01/29 ................................................................      2,680,000       2,761,204
       Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .........................................      1,000,000       1,029,530
    Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 .............      1,590,000       1,694,177
    Norco Special Tax CFD, GO, No. 97-1, 7.10%, 10/01/30 ............................................      2,640,000       2,817,038
    North Natomas CFD, Special Tax No. 4, Series B, 6.375%, 9/01/31 .................................      6,375,000       6,374,235
    Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
       6.25%, 3/15/28 ...............................................................................      4,860,000       4,834,388
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
       3/15/28 ......................................................................................      1,915,000       1,919,539
    Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...............................      2,815,000       3,104,016
    Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ...................      1,440,000       1,453,781
 (b)Palmdale Special Tax CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17 10,000,000 ....      6,000,000
    Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ......................................        500,000         518,985
    Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 .......................      8,250,000       8,160,323
    Rancho Water District Special Tax, Community Facilities 99-1,
       Area A, Series A, 6.70%, 9/01/30 .............................................................      2,250,000       2,331,720
       Area B, Series A, 6.70%, 9/01/30 .............................................................      2,630,000       2,725,522
    Richmond Improvement Board 1915 Act, Limited Obligation, ID No. 99-01, 7.20%, 9/02/30 ...........      7,885,000       8,136,058
    Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ..............................      2,770,000       2,871,050
    Riverside County CFD,
       Special Tax No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ...............................      3,390,000       3,407,153
       Special Tax, senior lien, No. 87-5, Refunding, Series A, 7.00%, 9/01/13 ......................      7,335,000       7,752,655
    Roseville Special Tax,
       CFD No. 1, Highland, 6.30%, 9/01/25 ..........................................................     10,000,000      10,164,700
       Woodcreek West Community Facilities No. 1, 6.70%, 9/01/25 ....................................      3,000,000       3,128,250
    Sacramento County Special Tax, CFD No.1, Refunding, 6.30%, 9/01/21 ..............................      1,575,000       1,597,019
 (b)San Bernardino Associated Communities Financing Authority COP, Granada Hills Health Care,
     Refunding and Improvement, Series A, 6.90%, 5/01/27 ............................................      3,000,000         600,000
    San Diego County Educational Facilities Authority No.1 Lease Revenue, 6.50%, 8/15/15 ............        850,000         908,948
    San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ........................      3,500,000       4,042,010
    San Francisco City and County Airport Commission International Airport Revenue, Issue 8A,
     Second Series, FGIC Insured, 6.25%, 5/01/20 ....................................................      1,570,000       1,653,822
    San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%, 12/01/21 ...        800,000         826,344
    San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration Assessment,
     FSA Insured, 6.00%, 9/02/14  ...................................................................        785,000         813,307

   FRANKLIN MUNICIPAL SECURITIES TRUST

                                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                           AMOUNT           VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Refunding, Series A, 5.50%, 1/15/28 ..........................................................   $ 10,700,000    $ 10,141,888
       senior lien, 5.00%, 1/01/33 ..................................................................      9,500,000       8,479,985
       senior lien, Pre-Refunded, 7.00%, 1/01/30 ....................................................        675,000         729,135
    San Jose Financing Authority Revenue, Convention Center Project, Refunding, Series C, 6.40%,
     9/01/17 ........................................................................................      5,000,000       5,132,350
 (b)San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .................................      6,660,000       2,464,200
    San Marcos PFA, Special Tax Revenue, Series A,
       6.70%, 9/01/32 ...............................................................................      3,500,000       3,601,710
       6.30%, 9/01/33 ...............................................................................      6,000,000       5,934,780
    San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ...........      2,000,000       1,999,820
    San Marcos USD, Special Tax, CFD No. 4, Zone A, 7.00%, 9/01/30 ..................................        750,000         765,758
    San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ............................      1,000,000       1,001,220
    San Ramon PFA, Tax Allocation Revenue, Refunding, 6.90%, 2/01/24 ................................        800,000         848,320
    Simi Valley 1915 Act, AD No. 98-1, Madera, 7.30%, 9/02/24 .......................................      4,000,000       4,211,560
    Southern California Public Power Authority Transmission Project Revenue, Southern Transmission,
     Refunding, 6.125%, 7/01/18 .....................................................................      1,140,000       1,183,799
    Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A, 6.00%, 9/01/18 .............      1,000,000       1,006,880
    Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 ....................      1,200,000       1,239,948
    Tustin USD, Special Tax, CFD No. 97-1, 6.25%, 9/01/21 ...........................................      1,400,000       1,411,550
    Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 .........................      9,345,000       9,798,887
    Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ...........................................     14,830,000      15,050,967
    Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
       5.75%, 10/01/13 ..............................................................................      1,595,000       1,546,975
       5.875%, 10/01/18 .............................................................................      1,665,000       1,619,912
       6.00%, 10/01/22 ..............................................................................      2,650,000       2,587,487
    West Sacramento Special Tax, CFD No. 10, 6.75%, 9/01/26 .........................................      3,235,000       3,380,057
    Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 ....................      7,400,000       7,941,820
                                                                                                                        ------------
    TOTAL BONDS (COST $476,273,300) .................................................................                    479,747,256
                                                                                                                        ------------

    ZERO COUPON BONDS 11.8%
    California HFAR, Home Mortgage, Series F, FSA Insured, 8/01/31 ..................................     38,395,000       5,578,794
    Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, 12/01/28 .........     30,795,000       5,672,439
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       1/15/26 ......................................................................................     38,720,000       8,234,195
       1/15/31 ......................................................................................     85,780,000      13,205,831
    San Diego RDA, Capital Appreciation, Tax Allocation, Series B,
       9/1/10 .......................................................................................      3,770,000       2,236,967
       9/1/15 .......................................................................................      6,810,000       2,902,490
       9/1/16 .......................................................................................      1,500,000         597,705
       9/1/19 .......................................................................................      1,800,000         593,154
       9/1/20 .......................................................................................      1,800,000         558,126
       9/1/21 .......................................................................................      1,800,000         525,168
       9/1/22 .......................................................................................      1,900,000         521,607
       9/1/23 .......................................................................................      1,900,000         490,808
       9/1/24 .......................................................................................      1,900,000         456,646
       9/1/25 .......................................................................................      1,900,000         424,460
       9/1/26 .......................................................................................      1,900,000         399,000

   FRANKLIN MUNICIPAL SECURITIES TRUST

                                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                           AMOUNT           VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    San Diego RDA, Capital Appreciation, Tax Allocation, Series B, (cont.)
       9/1/27 .......................................................................................   $  1,900,000    $    375,079
       9/1/28 .......................................................................................      1,900,000         352,602
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       junior lien, ETM, 1/01/28 ....................................................................     19,150,000       4,459,652
       Refunding, Series A, 1/15/21 .................................................................     24,750,000      16,787,678
       senior lien, Refunding, Series A, 1/15/19 ....................................................      3,000,000       2,049,120
                                                                                                                        ------------
    TOTAL ZERO COUPON BONDS (COST $55,836,730) ......................................................                     66,421,521
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $532,110,030) .................................................                    546,168,777
                                                                                                                        ------------
 (a)SHORT TERM INVESTMENTS 1.2%
    Irvine Ranch Water District GO, District Nos. 140, 240, 105, and 250, Daily VRDN and Put, 3.00%,
     4/01/33 ........................................................................................        800,000         800,000
    Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1, Daily
     VRDN and Put, 2.95%, 7/01/35 ...................................................................        500,000         500,000
    Orange County Sanitation Districts COP, Refunding,
       Series A, Daily VRDN and Put, 3.00%, 8/01/29 .................................................      4,800,000       4,800,000
       Series B, Daily VRDN and Put, 3.00%, 8/01/30 .................................................        900,000         900,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,000,000) ..................................................                      7,000,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $539,110,030) 98.2% .....................................................                    553,168,777
    OTHER ASSETS, LESS LIABILITIES 1.8% .............................................................                      9,830,173
                                                                                                                        ------------
    NET ASSETS 100.0% ...............................................................................                   $562,998,950
                                                                                                                        ============

See glossary of terms on page 46.

(a) Variable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)      See Note 6 regarding defaulted securities.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                       YEAR ENDED MAY 31,
                                                        ----------------------------------------------------------------------------
                                                           2001             2000             1999             1998            1997
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $  10.02         $  11.16         $  11.27         $  10.71        $  10.40
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................         .55              .56              .55              .57             .58
 Net realized and unrealized gains (losses) ........         .81            (1.15)            (.08)             .56             .33
                                                        ----------------------------------------------------------------------------
Total from investment operations ...................        1.36             (.59)             .47             1.13             .91
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (.56)            (.55)            (.55)            (.57)           (.60)
 Net realized gains ................................          --               --             (.03)              --              --
                                                        ----------------------------------------------------------------------------
Total distributions ................................        (.56)            (.55)            (.58)            (.57)           (.60)
                                                        ----------------------------------------------------------------------------
Net asset value, end of year .......................    $  10.82         $  10.02         $  11.16         $  11.27        $  10.71
                                                        ============================================================================


Total return(b) ....................................       13.74%           (5.30)%           4.19%           10.75%           8.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 85,455         $ 63,742         $ 77,117         $ 44,526        $ 26,708
Ratios to average net assets:
 Expenses ..........................................         .40%             .40%             .40%             .40%            .40%
 Expenses excluding waiver and payments by affiliate         .82%             .81%             .81%             .81%            .84%
 Net investment income .............................        5.13%            5.36%            4.88%            5.12%           5.51%
Portfolio turnover rate ............................        9.89%           29.94%           13.39%           37.67%          27.60%

(a)      Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

    FRANKLIN MUNICIPAL SECURITIES TRUST

    STATEMENT OF INVESTMENTS, MAY 31, 2001

                                                                                                          PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                  AMOUNT          VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.3%
 (b)Carroll County IDBR, Henry I. Siegel Co. Inc. Project, Refunding, 7.20%, 4/01/05 ................    $   500,000     $    25,000
    Chattanooga GO, 5.00%, 3/01/22 ..................................................................      2,215,000       2,137,209
    Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
       Refunding, Series A, 5.00%, 12/01/18 .........................................................      1,000,000         940,000
       Series A, 5.00%, 12/01/28 ....................................................................      1,000,000         921,580
    Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 ...................................      3,000,000       2,972,310
    Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 ...........      3,000,000       2,949,180
    Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%, 10/01/26      1,000,000       1,032,140
    Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ............................        500,000         517,890
    Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24 ......        500,000         550,435
    Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project, 6.70%,
     5/01/24 ........................................................................................        800,000         850,392
    Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ......................................      2,000,000       1,961,920
    Johnson City GO,
       Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ................................        500,000         538,575
       Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...................................................        100,000         106,215
    Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First Mortgage
     Mountain States
    Health, Series A, MBIA Insured, 6.00%, 7/01/21 ..................................................      2,970,000       3,142,379
    Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project, Series
      A, GNMA Secured, 5.90%, 6/20/37 ...............................................................      1,390,000       1,420,274
    Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 .....        100,000         112,768
    Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA Insured,
     6.10%, 1/01/19 .................................................................................        100,000         104,629
    Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement, Series A,
     MBIA Insured, 5.625%, 12/01/19 .................................................................      1,000,000       1,024,730
    Knox County Health, Educational and Housing Board Hospital Facilities Revenue, Fort Sanders
     Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ..............................................      1,250,000       1,352,463
    Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%, 3/01/28 ....        250,000         256,380
    Lawrenceburg Electric Revenue, MBIA Insured, 5.50%, 7/01/26 .....................................      1,000,000       1,008,380
    Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%, 6/01/21 .....      2,000,000       1,931,340
    Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%, 2/01/23 ...      1,305,000       1,340,835
    Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 .....................................        150,000         163,701
    Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 .............        620,000         647,826
    McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 .....................        500,000         550,435
    Memphis GO, 5.00%, 4/01/17 ......................................................................      2,000,000       1,974,040
    Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
       Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 ..................................        150,000         156,554
       MF River Trace II, Refunding, Series A, FNMA Insured, 6.45%, 4/01/26 .........................        100,000         104,089
    Memphis-Shelby County Airport Authority Airport Revenue Series D, AMBAC Insured, 6.00%, 3/01/24 .      4,780,000       5,031,524
    Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express
     Corp., 6.75%, 9/01/12 ..........................................................................        100,000         103,703
    Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
       5.20%, 5/15/23 ...............................................................................        800,000         791,712
       Pre-Refunded, 6.00%, 5/15/17 .................................................................        200,000         209,720
    Metropolitan Government of Nashville and Davidson County GO,
       Public Improvements, 5.875%, 5/15/26 .........................................................      1,000,000       1,045,710
       Refunding, 5.125%, 5/15/25 ...................................................................      5,600,000       5,467,728
    Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
     Revenue,
       Ascension Health Credit, Refunding, Series A, AMBAC Insured, 5.875%, 11/15/28 ................      2,500,000       2,592,475
       Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ...............        150,000         169,254
       Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 .............................        500,000         525,800

    FRANKLIN MUNICIPAL SECURITIES TRUST

                                                                                                          PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                  AMOUNT          VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
     Revenue, (cont.)
       Multi-Modal Health Facility, Asset Guaranteed, 5.50%, 5/01/23 ................................    $   935,000     $   917,450
       The Vanderbilt University, Refunding, Series B, 5.00%, 10/01/28 ..............................      2,750,000       2,597,348
    Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium Public
     Improvement Project, AMBAC Insured, 5.875%, 7/01/21 ............................................      1,775,000       1,845,432
    Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding,
     5.50%, 1/01/16 .................................................................................        620,000         620,217
    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ........        205,000         209,641
    Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ..................        180,000         198,347
    Montgomery County Health Educational and Housing Facility Board Hospital Revenue, Clarksville
     Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 .............................      3,000,000       2,463,330
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28 .        280,000         280,664
    Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ....................        750,000         755,670
    Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ...................................        100,000         103,675
    Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 .......................................        100,000         110,692
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, Pre-Refunded,
     6.00%, 7/01/22 .................................................................................        500,000         560,185
    Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ......      1,300,000       1,304,992
    Puerto Rico Electric Power Authority Revenue, Series R, Pre-Refunded, 6.25%, 7/01/17 ............        100,000         105,237
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
     Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%,
     7/01/24 ........................................................................................        200,000         213,396
    Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%,
     6/01/26 ........................................................................................        600,000         610,506
    Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 ............      3,000,000       2,869,680
    Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted Living
     Project, Series A, 5.50%, 12/01/31 .............................................................      2,010,000       1,995,287
    Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 .................................        530,000         547,283
    South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ....................................        300,000         311,148
    Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 .........................        350,000         366,608
    Tennessee HDA,
       Homeownership Program, 5.375%, 7/01/23 .......................................................      1,000,000       1,001,020
       Homeownership Program, Issue 4A, 6.375%, 7/01/22 .............................................        800,000         831,032
       Homeownership Project, Series 3C, 6.00%, 1/01/20 .............................................      2,500,000       2,589,575
       Mortgage Finance, Series B, 6.60%, 7/01/25 ...................................................         60,000          62,722
       Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 .....................................        630,000         656,762
    Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 ...............................        170,000         178,969
    Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
     Pre-Refunded,  6.55%, 10/01/23 .................................................................        100,000         111,163
    Tennessee State School Board Authority, Higher Educational Facilities,
       2nd Program, Series A, 5.00%, 5/01/28 ........................................................      1,500,000       1,425,495
       Series A, Pre-Refunded, 6.25%, 5/01/22 .......................................................        100,000         104,477
    Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..      1,000,000         970,590
    West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 ...................................      1,055,000       1,060,096
    West Wilson Utility District, Waterworks Revenue, Refunding, AMBAC Insured, 5.25%, 6/01/23 ......      4,500,000       4,453,650
    White House Utility District, Robertson and Sumner Counties Water and Sewer Revenue, FSA Insured,
     6.00%, 1/01/26 ..................................................................................     1,000,000       1,057,560
    White House Utility District, Robertson and Sumner Counties Waterworks System Revenue, Refunding,
     Series B, FGIC
    Insured, 5.375%, 1/01/19 ........................................................................      1,000,000       1,011,700
    Williamson County Public Improvement GO, 5.375%, 3/01/19 ........................................      1,480,000       1,507,247

    FRANKLIN MUNICIPAL SECURITIES TRUST

    STATEMENT OF INVESTMENTS, MAY 31, 2001

                                                                                                          PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                  AMOUNT          VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Wilson County COP,
       Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ........................................    $   220,000     $   240,416
       FSA Insured, 5.25%, 3/30/18 ..................................................................      1,000,000       1,009,758
                                                                                                                         -----------
    TOTAL LONG TERM INVESTMENTS (COST $83,279,719) ..................................................                     83,990,315
                                                                                                                         -----------
 (a)SHORT TERM INVESTMENTS .2%
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 2.50%, 7/01/28 (COST $200,000) ............................................        200,000         200,000
                                                                                                                         -----------
    TOTAL INVESTMENTS (COST $83,479,719) 98.5% ......................................................                     84,190,315
    OTHER ASSETS, LESS LIABILITIES 1.5% .............................................................                      1,264,623
                                                                                                                         -----------
    NET ASSETS 100.0% ...............................................................................                    $85,454,938
                                                                                                                         ===========

See glossary of terms on page 46.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)      See Note 6 regarding defaulted securities.


See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT                - Improvement Bond Act of 1915
ABAG                    - The Association of Bay Area Governments
AD                      - Assessment District
AMBAC                   - American Municipal Bond Assurance Corp.
CDA                     - Community Development Authority/Agency
CFD                     - Community Facilities District
CHFCLP                  - California Health Facilities Construction Loan Program
COP                     - Certificate of Participation
ETM                     - Escrow to Maturity
FGIC                    - Financial Guaranty Insurance Co.
FHA                     - Federal Housing Authority/Agency
FNMA                    - Federal National Mortgage Association
FSA                     - Financial Security Assistance
GNMA                    - Government National Mortgage Association
GO                      - General Obligation
HDA                     - Housing Development Authority/Agency
HFAR                    - Housing Finance Authority/Agency Revenue
ID                      - Improvement District
IDB                     - Industrial Development Board
IDBR                    - Industrial Development Board Revenue
MBIA                    - Municipal Bond Investors Assurance Corp.
MF                      - Multi-Family
MFHR                    - Multi-Family Housing Revenue
MFR                     - Multi-Family Revenue
PCFA                    - Pollution Control Financing Authority
PCR                     - Pollution Control Revenue
PFA                     - Public Financing Authority
PFAR                    - Public Financing Authority Revenue
RDA                     - Redevelopment Authority/Agency
USD                     - Unified School District

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2001


                                                                                  FRANKLIN      FRANKLIN
                                                                                 CALIFORNIA     TENNESSEE
                                                                                 HIGH YIELD     MUNICIPAL
                                                                               MUNICIPAL FUND   BOND FUND
                                                                               --------------------------
Assets:
 Investments in securities:
  Cost ........................................................................ $539,110,030  $83,479,719
                                                                                ==========================
  Value .......................................................................  553,168,777   84,190,315
 Cash .........................................................................       63,953       89,003
 Receivables:
  Capital shares sold .........................................................    1,138,942       88,321
  Interest ....................................................................   10,055,359    1,295,755
                                                                                -------------------------
    Total assets ..............................................................  564,427,031   85,663,394
                                                                                -------------------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................................      180,736       31,760
  Affiliates ..................................................................      273,248       10,245
  Shareholders ................................................................       81,900        5,433
 Distributions to shareholders ................................................      850,612      140,796
 Other liabilities ............................................................       41,585       20,222
                                                                                -------------------------
    Total liabilities .........................................................    1,428,081      208,456
                                                                                -------------------------
      Net assets, at value .................................................... $562,998,950  $85,454,938
                                                                                =========================
Net assets consist of:
 Undistributed net investment income .......................................... $    819,401  $    67,086
 Net unrealized appreciation ..................................................   14,058,747      710,596
 Accumulated net realized loss ................................................  (47,694,829)  (2,242,621)
 Capital shares ...............................................................  595,815,631   86,919,877
                                                                                -------------------------
      Net assets, at value .................................................... $562,998,950  $85,454,938
                                                                                =========================


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2001

                                                                                       FRANKLIN         FRANKLIN
                                                                                      CALIFORNIA        TENNESSEE
                                                                                      HIGH YIELD        MUNICIPAL
                                                                                     MUNICIPAL FUND     BOND FUND
                                                                                     ----------------------------
CLASS A:
 Net assets, at value .........................................................      $483,666,476       $85,454,938
                                                                                   ================================
 Shares outstanding ...........................................................        48,630,927         7,897,750
                                                                                   ================================
 Net asset value per share(a) .................................................             $9.95            $10.82
                                                                                   ================================
 Maximum offering price per share (net asset value per share / 95.75%) ........            $10.39            $11.30
                                                                                   ================================
CLASS B:
 Net assets, at value .........................................................       $11,597,628                --
                                                                                   ================================
 Shares outstanding ...........................................................         1,162,068                --
                                                                                   ================================
 Net asset value and maximum offering price per share(a) ......................             $9.98                --
                                                                                   ================================
CLASS C:
 Net assets, at value .........................................................       $67,734,846                --
                                                                                   ================================
 Shares outstanding ...........................................................         6,790,317                --
                                                                                   ================================
 Net asset value per share(a) .................................................             $9.98                --
                                                                                   ================================
 Maximum offering price per share (net asset value per share / 99%) ...........            $10.08                --
                                                                                   ================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.
48

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2001



                                                                     FRANKLIN               FRANKLIN
                                                                     CALIFORNIA             TENNESSEE
                                                                     HIGH YIELD             MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                   -----------------------------------
Investment income:
 Interest ....................................................        $36,656,534           $4,019,766
                                                                   -----------------------------------
Expenses:
 Management fees (Note 3) ....................................          2,779,524              456,195
 Distribution fees (Note 3)
  Class A ....................................................            489,540               72,496
  Class B ....................................................             40,124                   --
  Class C ....................................................            432,327                   --
 Transfer agent fees (Note 3) ................................            218,091               33,527
 Custodian fees ..............................................              4,549                  563
 Reports to shareholders .....................................             27,116                5,507
 Registration and filing fees ................................             13,909                2,901
 Professional fees (Note 3) ..................................             17,101               16,628
 Trustees' fees and expenses .................................             27,040                3,283
 Other .......................................................             22,920                8,034
                                                                   -----------------------------------
    Total expenses ...........................................          4,072,241              599,134
    Expenses waived/paid by affiliate (Note 3) ...............           (867,819)            (308,802)
                                                                   -----------------------------------
     Net expenses ............................................          3,204,422              290,332
                                                                   -----------------------------------
      Net investment income ..................................         33,452,112            3,729,434
                                                                   -----------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................         (8,012,166)             (52,756)
 Net unrealized appreciation on investments ..................         29,736,984            5,194,856
                                                                   -----------------------------------
Net realized and unrealized gain .............................         21,724,818            5,142,100
                                                                   -----------------------------------
Net increase in net assets resulting from operations .........        $55,176,930           $8,871,534
                                                                   ===================================




                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2001 AND 2000

                                                                       FRANKLIN CALIFORNIA               FRANKLIN TENNESSEE
                                                                     HIGH YIELD MUNICIPAL FUND            MUNICIPAL BOND FUND
                                                                -------------------------------------------------------------------
                                                                     2001              2000              2001               2000
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $33,452,112        $33,992,775      $ 3,729,434       $  3,747,692
  Net realized loss from investments .........................    (8,012,166)       (37,870,917)          (52,756)       (2,122,356)
  Net unrealized appreciation (depreciation)
   on investments ............................................    29,736,984        (30,918,296)        5,194,856        (5,811,528)
                                                                --------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations .........................................    55,176,930        (34,796,438)        8,871,534        (4,186,192)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................   (27,842,210)       (30,370,591)       (3,780,960)       (3,704,225)
   Class B ...................................................      (309,772)            (4,486)               --                --
   Class C ...................................................    (3,428,780)        (3,727,224)               --                --
                                                                --------------------------------------------------------------------
 Total distributions to shareholders .........................   (31,580,762)       (34,102,301)       (3,780,960)       (3,704,225)
 Capital share transactions: (Note 2)
   Class A ...................................................    (1,427,903)       (58,624,613)       16,622,686        (5,485,282)
   Class B ...................................................    10,691,033            812,535                --                --
   Class C ...................................................        18,328         (5,257,914)               --                --
                                                                --------------------------------------------------------------------
 Total capital share transactions ............................     9,281,458        (63,069,992)       16,622,686        (5,485,282)
    Net increase (decrease) in net assets ....................    32,877,626       (131,968,731)       21,713,260       (13,375,699)
 Net assets:
  Beginning of year ..........................................   530,121,324        662,090,055        63,741,678        77,117,377
                                                                --------------------------------------------------------------------
  End of year ................................................  $562,998,950       $530,121,324       $85,454,938      $ 63,741,678
                                                                ====================================================================
 Undistributed net investment income included in net assets:
  End of year ................................................      $819,401        $(1,051,949)          $67,086          $118,612
                                                                ====================================================================




                       See notes to financial statements.
50

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE:


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds. As of May 31, 2001, the Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of their investments as listed below:

                                                                   ESTIMATED
                                                                 COST INCREASE
--------------------------------------------------------------------------------
Franklin California High Yield Municipal Bond Fund ...........      $18,286
Franklin Tennessee Municipal Bond Fund .......................      $ 5,468


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.



CLASS A                                   CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond Fund    Franklin California High Yield
                                          Municipal Fund

At May 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN CALIFORNIA                         FRANKLIN TENNESSEE
                                                            HIGH YIELD MUNICIPAL FUND                   MUNICIPAL BOND FUND
                                                      ------------------------------------------------------------------------------
                                                       SHARES                 AMOUNT                 SHARES                AMOUNT
                                                      ------------------------------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2001
 Shares sold ......................................    13,544,554            $134,480,837          2,193,874           $23,567,401
 Shares issued in reinvestment of distributions ...     1,133,334              11,243,602            193,184             2,059,320
 Shares redeemed ..................................   (14,816,115)           (147,152,342)          (850,586)           (9,004,035)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ..........................      (138,227)            $(1,427,903)         1,536,472           $16,622,686
                                                      =============================================================================
Year ended May 31, 2000
 Shares sold ......................................    20,040,573            $200,317,519          1,372,417           $14,407,901
 Shares issued in reinvestment of distributions ...     1,257,061              12,378,477            196,031             2,028,944
 Shares redeemed ..................................   (27,591,130)           (271,320,609)        (2,119,063)          (21,922,127)
                                                      -----------------------------------------------------------------------------
 Net decrease .....................................    (6,293,496)           $(58,624,613)          (550,615)          $(5,485,282)
                                                      =============================================================================

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                               FRANKLIN CALIFORNIA
                                                            HIGH YIELD MUNICIPAL FUND
                                                         ----------------------------
                                                            SHARES            AMOUNT
                                                         ----------------------------
CLASS B SHARES:
Year ended May 31, 2001
 Shares sold .......................................      1,102,410       $10,944,570
 Shares issued in reinvestment of distributions.....         15,779           157,679
 Shares redeemed ...................................        (40,866)         (411,216)
                                                         ----------------------------
 Net increase ......................................      1,077,323       $10,691,033
                                                         ============================
Year ended May 31, 2000(a)
 Shares sold .......................................        100,238          $959,709
 Shares issued in reinvestment of distributions.....            162             1,545
 Shares redeemed ...................................        (15,655)         (148,719)
                                                         ----------------------------
 Net increase ......................................         84,745          $812,535
                                                         ============================
CLASS C SHARES:
Year ended May 31, 2001
 Shares sold .......................................      1,687,268       $16,784,229
 Shares issued in reinvestment of distributions.....        176,464         1,754,682
 Shares redeemed ...................................     (1,868,662)      (18,520,583)
                                                         ----------------------------
 Net increase (decrease) ...........................         (4,930)          $18,328
                                                         ============================
Year ended May 31, 2000
 Shares sold .......................................      2,200,795       $21,956,431
 Shares issued in reinvestment of distributions.....        192,728         1,897,992
 Shares redeemed ...................................     (2,968,740)      (29,112,337)
                                                         ----------------------------
 Net decrease ......................................       (575,217)      $(5,257,914)
                                                         ============================

(a) For the period February 1, 2000 (effective date) to May 31, 2000.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                           AFFILIATION
        ------                                                           -----------
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin Templeton Services, LLC (FT Services)                   Administration manager
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds' as follows:

       ANNUALIZED
        FEE RATE      DAILY NET ASSETS
        -------------------------------
          .625%       First $100 million
          .500%       Over $100 million, up to and including $250 million
          .450%       In excess of $250 million

Advisers agreed in advance to waive management fees, as noted in the Statements of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the fund's average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         FRANKLIN      FRANKLIN
                                        CALIFORNIA     TENNESSEE
                                        HIGH YIELD     MUNICIPAL
                                      MUNICIPAL FUND   BOND FUND
                                      ---------------------------

Net commissions paid ...............     $464,328       $20,818
Contingent deferred sales charges...      $40,608       $    --

The Funds paid transfer agent fees of $251,618, of which $195,328 was paid to Investor Services.

Included in professional fees are legal fees of $1,240 that were paid to a law firm in which a partner was an officer of the Funds.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At May 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        FRANKLIN            FRANKLIN
                                                       CALIFORNIA           TENNESSEE
                                                       HIGH YIELD           MUNICIPAL
                                                     MUNICIPAL FUND         BOND FUND
                                                    ----------------------------------
Capital loss carryovers expiring in:
2003 ............................................      $1,416,838           $       --
2004 ............................................           4,508                   --
2005 ............................................         390,400                   --
2008 ............................................       8,364,686              543,762
2009 ............................................      31,858,136            1,676,320
                                                     ---------------------------------
                                                     $42,034,568           $2,220,082
                                                     ===================================

At May 31, 2001, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 2000 of $5,609,282 and $22,539, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

At May 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                   FRANKLIN          FRANKLIN
                                                  CALIFORNIA        TENNESSEE
                                                  HIGH YIELD        MUNICIPAL
                                                 MUNICIPAL FUND     BOND FUND
                                                 ------------------------------
Investment at cost ....................          $539,161,009       $83,479,719
                                                 ==============================
Unrealized appreciation ...............           $26,345,555        $2,171,043
Unrealized depreciation ...............           (12,337,787)       (1,460,447)
                                                 ------------------------------
Net unrealized appreciation ..........            $14,007,768          $710,596
                                                 ==============================

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2001 were as follows:

                                                FRANKLIN           FRANKLIN
                                                CALIFORNIA        TENNESSEE
                                                HIGH YIELD         MUNICIPAL
                                                MUNICIPAL FUND     BOND FUND
                                                ----------------------------
Purchases ..........................            $160,945,565     $23,141,020
Sales ..............................            $157,858,788      $6,977,637


6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund have 44.6% and .03%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 2001, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund held defaulted securities with a value aggregating $9,064,200 and $25,000 representing 1.61% and .03% respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Municipal Securities Trust, (hereafter referred to as the "Funds") at May 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 3, 2001

FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2001.

58
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